[SCUDDER LOGO]


Scudder Pacific
Opportunities Fund

Supplement to Prospectus
Dated March 1, 1999

The following replaces the first three sentences in the footnote under the expense table on page 15 of the combined prospectus. In addition, it replaces the first sentence in the first paragraph under "Redemption fee" on page 27 of the combined prospectus.

Effective May 22, 1999, a redemption fee of 2% will be imposed for the redemption or exchange of shares held less than one year. This redemption fee is only applicable to shares purchased on or after May 22, 1999.

The following replaces the last sentence of the last paragraph under "Redemption fee" on page 27 of the combined prospectus.

The fund reserves the right to modify the terms of or terminate this fee or the exchange privilege at any time.







May 12, 1999
PS101-2A-59
sup073599